                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 17, 2004
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                          000-29182                    11-3292094
---------------                   ------------               -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A

              -----------------------------------------------------

          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 17, 2004, the Company received a letter from Bruce Bendell granting the Company additional time, until July 2, 2004, to consider the terms of the transaction proposed by Mr. Bendell in a letter dated June 9, 2004. A copy of the extension letter is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        Exhibit No.           Description
        -----------           -----------
        99.1                  Extension Letter dated June 17, 2004.




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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2004

                                 THE MAJOR AUTOMOTIVE COMPANIES, INC.



                                 By:   /s/ Bruce Bendell
                                       -----------------------------------------
                                       Name:  Bruce Bendell
                                       Title: President, Chief Executive Officer
                                              and Acting Chief Financial Officer




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